Income Taxes - Schedule of Company's Net deferred tax assets (Detail) - CIK 0001816261 Executive Network Partnering Corp [Member] - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Start-up/Organization costs	$ 516,013	$ 53,126
Net operating loss carryforwards	44,153	19,444
Total deferred tax assets	560,166	72,570
Valuation allowance	(560,166)	(72,570)
Deferred tax asset, net of allowance	$ 0	$ 0